UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2015 (April 20, 2015)

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 20, 2015, LRR Energy, L.P., a Delaware limited partnership (the “Partnership” or “LRR Energy”), and Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”), issued a joint press release announcing that they have entered into a Purchase Agreement and Plan of Merger dated as of April 20, 2015 (the “Merger Agreement”). Upon the terms and conditions set forth in the Merger Agreement, a wholly owned subsidiary of Vanguard will be merged with and into the Partnership, with the Partnership continuing as the surviving entity and as a wholly owned subsidiary of Vanguard (the “Merger”) and, at the same time, Vanguard will acquire all of the limited liability company interests in the general partner of the partnership.

The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Important Information and Where to Find It

In connection with the proposed Merger, Vanguard intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a preliminary proxy statement of LRR Energy that also constitutes a preliminary prospectus of Vanguard.  A definitive proxy statement/prospectus will be sent to security holders of LRR Energy seeking their approval with respect to the proposed Merger.  Vanguard and LRR Energy also plan to file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other documents filed by Vanguard and LRR Energy with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Vanguard will be available free of charge on Vanguard’s internet website at http://www.vnrllc.com or by contacting Vanguard’s Investor Relations Department by email at investorrelations@vnrllc.com or by phone at (832) 327-2234.  Copies of the documents filed with the SEC by LRR Energy will be available free of charge on LRR Energy’s internet website at http://www.lrrenergy.com or by contacting LRR Energy’s Investor Relations Department by email at info@lrrenergy.com or by phone at (713) 345-2145.

Participants in the Solicitation

Vanguard, LRR Energy, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed Merger. Investors and security holders may obtain information regarding Vanguard’s directors, executive officers and other members of its management and employees in Vanguard’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, Vanguard’s proxy statement for its 2015 annual meeting, which was filed with the SEC on April 20, 2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  Investors and security holders may obtain information regarding LRR Energy’s directors, executive officers and other members of their management and employees in LRR Energy’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 4,

2015, and any subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the SEC. All statements other than historical facts, including, without limitation, statements regarding the expected benefits of the proposed transaction to Vanguard and LRR Energy and their unitholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. When used in this press release, words such as we “may,” “can,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “predict,” “project,” “foresee,” “believe,” “will” or “should,” “would,” “could,” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Vanguard, LRR Energy or of the combined company. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain unitholder approval of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Vanguard’s and LRR Energy’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Vanguard or LRR Energy; declines in oil, NGL or natural gas prices; the level of success in exploitation, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploitation and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Vanguard’s and LRR Energy’s credit agreements; the ability of Vanguard and LRR Energy to comply with covenants contained in the agreements governing their indebtedness; ability to generate sufficient cash flows from operations to meet the internally funded portion of any capital expenditures budget; ability to obtain external capital to finance exploitation and development operations and acquisitions; federal, state and local initiatives and efforts relating to the regulation of hydraulic fracturing; failure of properties to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; risks arising out of hedging transactions; and other risks described under the caption “Risk Factors” in Vanguard’s and LRR Energy’s Annual Reports on Form 10-K for the period ended December 31, 2014.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates.  Except as required by law, neither Vanguard nor LRR Energy intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated April 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: April 21, 2015	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated April 20, 2015.